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                                  UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
             Of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

ARMOR ENTERPRISES INC.
(Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below as per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5) Total fee paid:

________________________________________________________________________________

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

________________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________

(3) Filing Party:

________________________________________________________________________________

(4) Date Filed:

________________________________________________________________________________


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                             ARMOR ENTERPRISES INC.
                         201 Lomas Santa Fe, Suite #420,
                             Solana Beach, CA 92075
                               Tel. (858) 720-0123

Pursuant to the requirements of Section 14(c) of the Securities and Exchange Act of 1934, as amended and provisions of the Florida Business Corporation Act, this information statement (the "Information Statement") and Notice of Action Taken Without a Meeting of Stockholders is being furnished by the Board of Directors of Armor Enterprises Inc. ("Armor" or the "Company") to Armor's stockholders of record on May 11, 2004 to provide information with respect to an action taken by written consent of the holder of a majority of the outstanding shares of Armor common stock.

No meeting of stockholders will be held, nor is one being called. The matters to be acted upon by the Consent are set forth as follows:

1. To vote upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Armor Electric Inc."


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                             RECORD DATE AND VOTING

The Board of Directors has fixed the close of business on May 13, 2004 as the record date for the determination of stockholders entitled to receive notice of the proposals described above. On that date there were 13,717,333 shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), issued and outstanding. The proposals to be acted upon as described above each require the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote thereon. Each share of Common Stock is entitled to one vote on each of the proposals. The Company anticipates providing this Information Statement to its stockholders on or about May 17, 2004.

The Company has been advised that its officers, directors and certain major stockholders, who currently exercise voting power over an aggregate of approximately 8,662,333 shares, or approximately 63% of the Company's outstanding Common Stock, intend to vote in favor of the proposal. Accordingly, the Company anticipates that the proposed amendment to the Company's Certificate of Incorporation will be authorized by written consent (the "Consent") without a meeting in accordance with the Florida Business Corporation Act (see "Voting Securities and Principal Holders Thereof"). The Company will notify its stockholders by filing a Report on Form 8-K with the Securities and Exchange Commission when the proposals become effective.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth, as of May 13, 2004, certain information concerning beneficial ownership of the Company's Common Stock by (i) each person known to the Company to own 5% or more of the Company's Common Stock, (ii) each director of the Company and (iii) all directors and officers of the Company as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given have sole voting and investment power over the shares shown as beneficially owned, subject to community property laws where applicable.


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The following table sets forth, as of the date hereof, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person known to our Company to be the beneficial owner of more than five percent (5%) of our Company's Common Stock:

NAME AND ADDRESS                         AMOUNT AND NATURE           PERCENT OF
OF BENEFICIAL OWNER                     OF BENEFICIAL OWNER            CLASS
-------------------                     -------------------            -----

Peter Braun                                  1,067,333                  7.8%
Secretary, Treasurer
and sole Director
11789 - 79A Avenue
Delta, BC  V4C 1V7

Della Breland                                1,085,000                  7.9%
Box 154
Anola, Manitoba  R0E 0A0

Ray Breland                                  1,085,000                  7.9%
Box 154
Anola, Manitoba  R0E 0A0

Christine Dunn                               1,085,000                  7.9%
Box 8
St. Anne's, Manitoba R5H 1R2

Shelly Dunn                                  1,085,000                  7.9%
9692 150-1st Street
Surrey, BC  V3R 8W7

Vern Dunn                                    1,085,000                  7.9%
Box 8
St. Anne's, Manitoba R5H 1R2

Karin Braun                                  1,085,000                  7.9%
#3, 6300 Cottonwood Street
Delta, BC  V4E 3M4

Thomas Braun                                 1,085,000                  7.9%
Suite 702, 777 Hornby Street
Vancouver, BC  V6Z 1S2

The following table sets forth, as of the date hereof, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of the Company's Common Stock of each of the officers and directors of the Company, and the officers and directors of the Company as a group:

NAME AND ADDRESS                         AMOUNT AND NATURE           PERCENT OF
OF BENEFICIAL OWNER                     OF BENEFICIAL OWNER            CLASS
-------------------                     -------------------            -----

Merrill Moses                                        0                  0.0%
President

Peter Braun                                  1,067,333                  7.8%
Secretary, Treasurer
and sole Director
11789 - 79A Avenue
Delta, BC  V4C 1V7

All Officers and Directors
as a Group (2 people)                        1,067,333                  7.8%


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the last two years, no director or executive officer of the Company, any nominee to election as a director, or any person known to the Company to own of record or beneficially more than 5% of the Company's Common Stock or any member of the immediate family of any of the foregoing persons had, or will have, any direct or material interest in any transaction or series of similar transactions to which the Company or any of its subsidiaries, was or is to be a party, in which the amount involved exceeds $60,000.


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        APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE
                              NAME OF THE COMPANY

The Board of Directors has unanimously approved and adopted a resolution amending Article 1 of the Company's Certificate of Incorporation to change the name of the Company to "Armor Electric Inc." (the "Name Change Amendment").

Effect of the Change of Name
----------------------------

The change of the corporate name will not in any way affect the validity or transferability of stock certificates currently outstanding, the capital structure of the Company, the rights or obligations of the Company with respect to its existing contractual obligations, nor will it impact third parties' obligations with respect to the Company.

Upon adoption of this proposal pursuant to the Consent, the Board of Directors will authorize the officers of the Company to file such amendment with the Florida Secretary of State. In addition, notification of the name change will be filed with the Securities and Exchange Commission.

Vote Required for Approval
--------------------------

The Board of Directors believes that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation to change the Company's name to "Armor Electric Inc." and has directed that the Name Change Amendment be submitted for stockholder approval. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on this proposal will be required for approval of the proposal to change the name of the Company. It is expected that this proposal will be authorized by the Consent.

                           FORWARD-LOOKING STATEMENTS

This Information Statement contains "forward-looking statements," which represent Armor's expectations or beliefs, including, but not limited to, statements concerning industry performance and Armor's results, operations, performance, financial condition, plans, growth and strategies, which include, without limitation, statements preceded or followed by or that include the words "may," "will," "expect," "anticipate," "intend," "could," "estimate," or "continue" or the negative or other variations thereof or comparable terminology.

Any statements contained in this Information Statement that are not statements of historical fact may be deemed to be forward-looking statements. These statements by their nature involve substantial risks and uncertainties, some of which are beyond Armor's control, and actual results may differ materially depending on a variety of important factors, many of which are also beyond Armor's control. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. PGI does not undertake any obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this information statement or to reflect the occurrence of unanticipated events, except to the extent such updates and/or revisions are required to prevent these forward-looking statements from being materially false or misleading.

                       WHERE YOU CAN FIND MORE INFORMATION

Armor is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, pursuant to which Armor files reports and other information with the SEC. These reports and other information may be inspected and copied at public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies may be obtained at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains an internet web site that contains periodic and other reports, proxy and information statements and other information regarding registrants, including Armor, that file electronically with the SEC. The address of the SEC's web site is http://www.sec.gov.

All information concerning Armor contained in this Information Statement has been furnished by Armor. No person is authorized to make any representation with respect to the matters described in this Information Statement other than those contained in this Information Statement and if given or made must not be relied upon as having been authorized by Armor or any other person.


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Armor has not authorized anyone to give any information or make any representation about the company that is different from, or in addition to, that contained in this Information Statement. Therefore, if anyone gives you such information, you should not rely on it. This Information Statement is dated May 14, 2004. You should not assume that the information contained in this document is accurate as of any other date unless the information specifically indicates that another date applies.

                       DOCUMENTS INCORPORATED BY REFERENCE

The following documents, which have been filed with the SEC, are incorporated into this Information Statement and specifically made part of this Information
Statement:

         Current report on Form 8-K dated May 11, 2004;
         Quarterly report on Form 10-Q for the quarter ended March 31, 2004. Quarterly report on Form 10-Q for the quarter ended December 31, 2003 Quarterly report on Form 10-Q for the quarter ended September 30, 2003. Annual Report on Form 10-K for the year ended June 30, 2003.

Copies of documents, other than exhibits to such documents that are not specifically incorporated by reference in this Information Statement, are available without charge to any person to whom this Information Statement is delivered, upon written or oral request to: Armor Electric Inc., 201 Lomas Santa Fe, Suite #420, Solana Beach, CA 92075.

May 14, 2004


/s/ Merrill Moses
Merrill Moses
President